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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                    ------------------------

                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934
                   --------------------------



Date of Report (Date of earliest event reported): September 28, 2000



                               PRO NET LINK CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Nevada                                             88-0333454
----------------------------                           ----------------------
(State or other jurisdiction                              (I.R.S. Employer
     of incorporation or                                 Identification No.)
        organization)


                                    000-26541
                           -------------------------
                            (Commission File Number)


645 Fifth Avenue, Suite 303, New York, NY                        10022
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (212)688-8838
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Item 5.  Other Events

     The Company announced that it is restructuring its management team.

     Effective September 28, 2000, the Board of Directors (the "Board") of the Company accepted the resignations of (i) John A. Bohn ("Bohn")as President and Chief Executive Officer of the Company and Chairman of the Board and (ii) Karen Morgan as Senior Executive Vice President and Chief Operating Officer of the Company and a member of the Board.

     Effective immediately, the Company's current Co-Chairman, Glenn Zagoren, will assume the duties of Chairman of the Board of the Company. Jean Pierre Collardeau, the founder of Pro Net Link, will remain a member of the Board and as Treasurer and Secretary of the Company, and will assume the duties of President and Chief Executive Officer. David Walker, the Company's current Chief Information Officer, will resign from such position and assume the duties of Chief Operating Officer of the Company.

     In conjunction with their resignations, Bohn, Morgan and GlobalNet Venture Partners, Inc., a Delaware limited liability company of which Bohn and Morgan are principals ("GlobalNet")will return all compensation received by such parties, other than the base cash compensation for the period through the date of the resignations of Bohn and Morgan.

     The resignations of Bohn and Morgan were effected by an Agreement dated September 28, 2000, by and among the Company and Bohn, Morgan and GlobalNet, which also provides for the termination of all other prior agreements of the Company with GlobalNet, Bohn and Morgan.

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Item 7.  Exhibits

(C) EXHIBITS

     10.1 Agreement, dated September 28, 2000, by and among Pro Net Link Corp., a Nevada corporation, GlobalNet Venture Partners, Inc., a Delaware limited liability company, John A. Bohn and Karen Morgan.

     99.1 Press Release issued by the Company on September 29, 2000.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 29, 2000



                                            PRO NET LINK CORP.
                                            (Registrant)

                                            By: /s/ Jean Pierre Collardeau
                                               --------------------------------
                                               Name: Jean Pierre Collardeau
                                               Title: President and Secretary

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                                  EXHIBIT INDEX

     10.1 Agreement, dated September 28, 2000, by and among Pro Net Link Corp., a Nevada corporation, GlobalNet Venture Partners, Inc., a Delaware limited liability company, John A. Bohn and Karen Morgan.

     99.1 Press release, issued by Pro Net Link Corp., a Nevada corporation, on September 29, 2000.

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